VAM Mid-Cap Stock Fund



                                  ANNUAL REPORT




                             Dated October 31, 1997

DEAR SHAREHOLDER:

We at the VAM Mid-Cap Stock Fund thank you for entrusting us with a portion of your investment assets over these initial two months of fund operation.

As you may well know, it has been a volatile period for equity investments. Investment success, of course, requires a long-term perspective. We are pleased in these times to have the significant experience of fund manager Tony Elavia, Ph.D., and great depth in our team of investment professionals. Seasoned professionals are critical to diligent application of the fund's philosophy and investment strategy.

Appearing below is a summary of the results for the Fund through its fiscal year-end, including NAV, dividends paid, and total net assets for the reporting period. On the page that follows, fund manager Tony Elavia provides an update on Fund performance, the economy and markets, and an outlook for coming months.

                                          Net Asset        Net Asset
                                            Value            Value         Dividends        Total Net
Period September 1, 1997 through        Beginning of        End of          Paid Per          Assets
        October 31, 1997                   Period           Period           Share        End of Period
-------------------------------------------------------------------------------------------------------
VAM Mid-Cap Stock Fund                    $10.00            $9.69           $0.00           $643,818


Once again, thank you for your confidence in the VAM Mid-Cap Stock Fund and the opportunity to serve your investment needs.

Sincerely,



John G. Taft, President
VAM Mid-Cap Stock Fund

VAM INSTITUTIONAL FUNDS, INC.
MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

TONY H. ELAVIA, PH.D.
PORTFOLIO MANAGER, VAM MID-CAP STOCK FUND

Over the past two months, the VAM Mid-Cap Stock Fund has been managed against a volatile investment backdrop shared by all investors-gut-wrenching worldwide swings in equity and fixed income markets. Garnering the most media attention were a 554 point single-day drop in the Dow Jones 30 Industrials during October and more recent currency-based woes in Asia. For the period September 1, 1997 (commencement of operations) through October 31, 1997, the VAM Mid-Cap Stock Fund posted a total return of -3.10%*.

We believe that markets will continue to show day-to-day volatility. However, we do not believe that a 7% stock market fluctuation like that of the Dow in October is terribly significant when coupled with the fact that underlying U.S. economic fundamentals remain strong. And we believe, because U.S. fundamental conditions remain strong, Asian woes for the most part will impact U.S. equities only in a peripheral sense (although increased globalization means we must watch developments carefully).

Our strategy is to remain fully invested throughout all but the most volatile segments of a full market cycle. Over the past two months, the VAM Mid-Cap Stock Fund has remained fully-invested in its traditional themes of telecommunications and electronic technology stocks. As can be expected in the market capitalization range we utilize, some holdings have performed exceptionally well, some have suffered, and others have suffered then recovered.

We have confidence in our philosophy and strategies over the long term, and confidence in a continuing moderate growth model for the U.S. economy, but remain mindful of economic turbulence in Asia.



* PAST RESULTS ARE NOT AN INDICATOR OF FUTURE PERFORMANCE.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
VAM Institutional Funds, Inc.

         We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of VAM Mid-Cap Stock Fund (a fund within VAM Institutional Funds, Inc.) as of October 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 1, 1997, commencement of operations, to October 31, 1997. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all respects, the financial position of VAM Mid-Cap Stock Fund and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP



Minneapolis, Minnesota
December 19, 1997


VAM MID-CAP STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES                                                     OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------

ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $664,100).............................................                     $644,720
Cash in bank on demand deposit.............................................                            1
Dividends and interest receivable..........................................                          115
Due from adviser...........................................................                        3,610
                                                                                                --------
   Total assets............................................................                      648,446
                                                                                                --------

LIABILITIES
Accrued expenses...........................................................                        4,628
                                                                                                --------
   Total liabilities.......................................................                        4,628
                                                                                                --------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK.........................                     $643,818
                                                                                                ========

Represented by:
   Capital Stock -  $.01 par value (note 1)................................                    $    664
   Additional paid-in capital..............................................                     662,722
   Accumulated net realized loss on investments............................                        (188)
   Unrealized depreciation on investments..................................                     (19,380)
                                                                                               ---------

     TOTAL NET ASSETS......................................................                    $643,818
                                                                                               ========


SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Shares of capital stock outstanding: 66,414 (note 4)....................                       $9.69
                                                                                               ========

See accompanying notes to financial statements.


VAM MID-CAP STOCK FUND
STATEMENT OF OPERATIONS                                             PERIOD ENDED OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------

                                                                             PERIOD FROM
                                                                        SEPTEMBER 1, 1997* TO
                                                                          OCTOBER 31,1997
                                                                          ---------------
Investment income:

   Dividends...............................................................  $      798
   Interest................................................................          97
                                                                             ----------
     Total investment income...............................................         895
                                                                             ----------

Expenses (note 2):
   Investment advisory and management fee..................................         764
   Dividend disbursing, administrative and accounting services fees........         153
   Printing, postage and supplies..........................................         101
   Legal fees..............................................................         198
   Custodian fees..........................................................         310
   Audit and accounting fees...............................................       2,000
   Registration fees.......................................................         352
   Other expenses..........................................................         750
                                                                             ----------
     Total expenses........................................................       4,628
Less:
   Expenses waived or absorbed.............................................      (3,610)
                                                                             ----------
Total net expenses.........................................................       1,018
                                                                             ----------
     Investment loss - net.................................................        (123)
                                                                             ----------

Realized and unrealized gain on investments:
     Net realized loss on investments (note 3).............................        (313)
     Net increase in unrealized appreciation or depreciation of
       investments.........................................................     (19,380)
                                                                             ----------
     Net loss on investments...............................................     (19,693)
                                                                             ----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................  $  (19,816)
                                                                             ==========

-----------------------------------------
*  Commencement of operations


See accompanying notes to financial statements.

VAM MID-CAP STOCK FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  PERIOD FROM
                                                              SEPTEMBER 1, 1997*
                                                                      TO
                                                               OCTOBER 31, 1997
                                                               ----------------

Operations:
   Investment income loss - net...........................        $   (123)
   Realized loss on investments - net.....................            (313)
   Net change in unrealized appreciation or depreciation
     of investments.......................................         (19,380)
                                                                  --------
   Net decrease in net assets resulting from operations...         (19,816)
                                                                  --------

Capital share transactions (note 4):
   Proceeds from sale of shares...........................         663,634
   Increase in net assets from capital share transactions.         663,634
                                                                  --------
     Total increase in net assets.........................         643,818
Net assets at beginning of period.........................               0
                                                                  --------
Net assets at end of period...............................        $643,818
                                                                  ========


-----------------------------------------
*  Commencement of operations


See accompanying notes to financial statements.

VAM MID-CAP STOCK FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The VAM Mid Cap Stock Fund (the Fund), a series within VAM Institutional Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by investing in a diversified portfolio of securities including common stock, preferred stock, convertible securities, and warrants and rights to purchase common stock.

   VAM Institutional Funds, Inc. has 10 trillion shares of authorized capital stock that may be issued.

   The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases (decreases) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES

   Investments in securities traded on national or international securities exchanges are valued at the last sales price on that exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued on the basis of the last current bid price. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Investments in short-term securities with maturities of more than 60 days from the valuation date are valued at the last bid price or at fair value as determined by a pricing service approved by the Board of Directors. Short-term securities with maturities of less than 60 days are valued at amortized cost which approximates market value.

   Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date.

FEDERAL TAXES

   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

   On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income by $123, to increase accumulated net realized loss by $125 and to decrease additional paid-in-capital by $248.

   For federal income tax purposes, as of October 31, 1997, the Fund has a capital loss carryover of $313 that will expire in 2005 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS

   Distributions to shareholders from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are also distributed annually. All distributions are payable in cash or reinvested in additional shares of each Fund.

VAM MID-CAP STOCK FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(2) EXPENSES AND SALES CHARGES

   The Fund has an investment advisory agreement with Voyageur Asset Management LLC (Voyageur). Under the investment advisory agreement, Voyageur provides the Fund with investment management, office facilities, equipment and personnel, and monitors the performance of various organizations performing services for the Fund. The investment advisory agreement provides for the payment on a monthly basis of a fee equal to an annual rate of .75% of the Fund's average daily net assets.

   The Fund also pays a fee to Voyageur for acting as the Fund's transfer agent, dividend-disbursing and accounting services agent. The fee for the Fund is based on the level of the Fund's average daily net assets and is equal on an annual basis to 0.15%.

   In addition to the advisory fee and the transfer agency, dividend disbursing and accounting services fees, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, legal and auditing fees and other miscellaneous expenses.

    Voyageur has voluntarily agreed to pay all expenses (excluding fees paid indirectly, stock transfer fees, taxes, interest and brokerage commissions) which exceed 1.00% of average daily net assets of the Fund, for the period ending October 31, 1997. During the period ended October 31, 1997, Voyageur voluntarily absorbed $3,610 for the Fund.

(3)  INVESTMENT SECURITIES TRANSACTIONS

   Cost of purchases and proceeds from sales of investment securities (other than short-term securities) aggregated $623,799 and $16,687 for the Fund during the period ended October 31, 1997.

(4) SHARE TRANSACTIONS

Transactions in shares during the period shown were as follows:

                                        PERIOD FROM
                                   SEPTEMBER 1, 1997* TO
                                     OCTOBER 31, 1997
                                     ----------------
Shares sold..........................      66,414
                                        ---------
Increase in shares outstanding......       66,414
                                        =========


----------------------------------
*  Commencement of operations

VAM MID-CAP STOCK FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(5)  FINANCIAL HIGHLIGHTS

     Per share data (rounded to the next cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                        PERIOD FROM
                                   SEPTEMBER 1, 1997* TO
                                     OCTOBER 31, 1997
                                     ----------------

Net asset value:
   Beginning of period................     $10.00
                                           ------

Operations:
   Net investment income (loss).......          -
   Net realized and unrealized gain on
     investments......................       (.31)
                                           ------
       Total from operations..........       (.31)
                                           ------

Net asset value:
   End of period......................      $9.69
                                           ======

Total investment return (b)...........     (3.10%)

Net assets at end of
   period (000's omitted).............       $644

Ratios:
   Expenses to average net assets(a)..      1.00%
   Net investment income (loss) to
     average net assets (a)...........      (.12%)
       Assuming no voluntary waivers and
         reimbursements and expense
          reductions:
              Expenses (a)............      4.40%
              Net investment (loss)(a)     (3.55%)
Portfolio turnover rate (excluding
   short-term securities).............       2.8%
Average commission rate...............      $0.06


-----------------------------------
* Commencement of operations


Notes to Financial Highlights

(a) Annualized.
(b) Total investment return is based on the change in net asset value of a share during the period.


VAM MID-CAP STOCK FUND
INVESTMENTS IN SECURITIES (CONTINUED)                                                           OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
      ISSUER                                                        NUMBER OF SHARES                VALUE(a)
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (91.2%):
BASIC MATERIALS (2.8%):
----------------------------------------------------------------------------------------------------------------
Sealed Air Corporation (c)                                               350                        $  18,047
                                                                                                    ---------

CAPITAL GOODS (5.0%):
----------------------------------------------------------------------------------------------------------------
Applied Materials Incorporated (c)                                       500                           16,688
Corning Incorporated                                                     350                           15,794
                                                                                                    ---------
                                                                                                       32,482
                                                                                                    ---------
COMMERCIAL SERVICES (12.5%):
----------------------------------------------------------------------------------------------------------------
Cambridge Technology Partner (c)                                         600                           21,900
Gartner Group Incorporated (c)                                           600                           16,950
Keane Incorporated (c)                                                   700                           20,737
Omnicom Group                                                            300                           21,187
                                                                                                    ---------
                                                                                                       80,774
                                                                                                    ---------
ENERGY (3.9%):
----------------------------------------------------------------------------------------------------------------
Diamond Offshore Drilling                                                400                           24,900
                                                                                                    ---------


FINANCIAL (13.3%):
----------------------------------------------------------------------------------------------------------------
Associates First Capital                                                 350                           22,269
Hartford Life Incorporated                                               500                           18,469
Northern Trust Corporation                                               400                           23,400
Sunamerica Incorporated                                                  600                           21,562
                                                                                                    ---------
                                                                                                       85,700
                                                                                                    ---------
OTHER (27.3%):
----------------------------------------------------------------------------------------------------------------
S&P Midcap 400 Index Depository Receipts (d)                           1,500                           93,094
S&P 500 Index Depository Receipts (d)                                    900                           82,462
                                                                                                    ---------
                                                                                                      175,556
                                                                                                    ---------
TECHNOLOGY (17.2%):
----------------------------------------------------------------------------------------------------------------
Altera Corporation (c)                                                   350                           15,531
Analog Devices (c)                                                       650                           19,866
BMC Software (c)                                                         400                           24,150
Parametric Technology Corporation (c)                                    400                           17,650
Vitesse Semiconductor (c)                                                500                           21,688
Xilinx Incorporated (c)                                                  350                           11,944
                                                                                                    ---------
                                                                                                      110,829
                                                                                                    ---------
TELECOMMUNICATIONS (9.2%):
----------------------------------------------------------------------------------------------------------------
ADC Telecommunications Incorporated (c)                                  650                           21,531
Genesys Telecomm Labs Incorporated (c)                                   500                           16,000
Tellabs Incorporated (c)                                                 400                           21,600
                                                                                                    ---------
                                                                                                       59,131
                                                                                                    ---------

TOTAL INVESTMENTS IN COMMON STOCK (cost: $606,799)                                                    587,419
                                                                                                    ---------


See accompanying notes to investments in securities.



VAM MID-CAP STOCK FUND
INVESTMENTS IN SECURITIES (CONTINUED)                                                           OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
      ISSUER                                                        NUMBER OF SHARES                 VALUE(a)

SHORT-TERM INVESTMENTS  (8.9%)
----------------------------------------------------------------------------------------------------------------

      First American Money Market, 5.31%                                 57,301                        57,301
                                                                                                    ---------


TOTAL INVESTMENTS IN SHORT-TERM INVESTMENTS (cost: $57,301)                                            57,301
                                                                                                    ---------


TOTAL INVESTMENTS IN SECURITIES (cost: $664,100)(b)                                                  $644,720
                                                                                                    =========



VAM MID-CAP STOCK FUND
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------


(a) Securities are valued by procedures described in note 1 to the financial statements.

(b) The cost of securities for federal income tax purposes for the Fund is $556,673. The aggregate gross unrealized appreciation and depreciation on investments based on this cost is:

                     Gross             Gross              Net
                  Unrealized        Unrealized        Unrealized
                 Appreciation     (Depreciation)     Appreciation
                 ------------     --------------     ------------
                    $95,822          $(7,775)           $88,047

(c) Presently non-income producing security.

(d) Security is a depository receipt, traded as a common stock, consisting of the securities held by the named index.